Exhibit 10.1

Execution Version

Donaldson Company, Inc.

___________________________________

First Amendment

Dated as of March 9, 2015

to

Note Purchase Agreement

Dated as of March 27, 2014

___________________________________

Re:  $750,000,000 Senior Notes Issuable In Series

$125,000,000

3.72% Senior Notes, Series 2014-A due March 27, 2024

First Amendment to Note Purchase Agreement

This First Amendment dated as of March 9, 2015 (the or this “First Amendment”) to the Note Purchase Agreement dated as of March 27, 2014 is between Donaldson Company, Inc., a Delaware corporation (the “Company”), and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

Recitals:

A.       The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of March 27, 2014 (the “Note Purchase Agreement”). The Company has heretofore issued the $125,000,000 3.72% Senior Notes, Series 2014-A due March 27, 2024 (the “Notes”), pursuant to the Note Purchase Agreement.

B.      The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.       Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.       All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in §3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

Section 1.          Amendments.

Section 1.1.       Section 22.2 of the Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

“Section 22.2.      Accounting Terms.      (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

(b) If the Company notifies the holders of Notes that, in the Company’s reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders’ reasonable opinion, as a result of a change in GAAP after the date of this Agreement, any covenant contained in Section 10.1 through 10.4, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (i) the covenants contained in Section 10.1 through 10.4, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (ii) each set of financial statements delivered to holders of Notes pursuant to Section 7.1(a) or (b) during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP.”

Section 2.          Representations and Warranties of the Company.

Section 2.1.      To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)      this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)      the Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as

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Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)      the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation the Credit Agreement dated as of December 7, 2012 among the Company, various subsidiaries of the Company, Wells Fargo Bank, National Association, as Administrative Agent and L/C Issuer, and U.S. Bank National Association, as Syndication Agent and the other Lenders party thereto, as amended, modified or revised from time to time (the “Credit Agreement”) or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this § 2.1(c); and

(d)      as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

Section 3.          Conditions to Effectiveness of This First Amendment.

Section 3.1.      This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)      executed counterparts of this First Amendment, duly executed by the Company and the holders of at least a majority in principal amount of the Notes now outstanding, shall have been delivered to the Noteholders;

(b)      the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(c)      the representations and warranties of the Company set forth in § 2 hereof are true and correct on and with respect to the date hereof; and

(d)      the Company shall have paid the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

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Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

Section 4.          Miscellaneous.

Section 4.1.      This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.      The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This First Amendment shall be governed by and construed in accordance with New York law.

[Rest of Page Left Intentionally Blank]

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Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

Section 4.5.      The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

Donaldson Company, Inc.

By	/s/ James F. Shaw
Name: James F. Shaw
Title: Vice President and Chief Financial Officer

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

Massachusetts Mutual Life Insurance Company
By:	Babson Capital Management LLC as Investment Adviser

By	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

Banner Life Insurance Company
By:	Babson Capital Management LLC as Investment Adviser

By	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

MassMutual Asia Limited
By:	Babson Capital Management LLC as Investment Adviser

By	/s/ Thomas P. Shea
Name: Thomas P. Shea
Title: Managing Director

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

Voya Retirement Insurance and Annuity Company (f/k/a ING Life Insurance and Annuity Company)
Voya Insurance and Annuity Company (f/k/a ING USA Annuity and Life Insurance Company)
Security Life of Denver Insurance Company
Reliastar Life Insurance Company

By:	Voya Investment Management LLC, as Agent

	By	/s/ Christopher P. Lyons
Name: Christopher P. Lyons
Title: Managing Director

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

The Northwestern Mutual Life Insurance Company

By:	Northwestern Mutual Investment Management Company, LLC, its investment adviser

By:	/s/ Mark E. Kishler

Name: Mark E. Kishler
Its: Managing Director

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

Connecticut General Life Insurance Company

By:	Cigna Investments, Inc. (authorized agent)

	By:	/s/ Robert W. Eccles
Name: Robert W. Eccles
Title: Senior Managing Director

Life Insurance Company of North America

By:	Cigna Investments, Inc. (authorized agent)

	By	/s/ Robert W. Eccles
Name: Robert W. Eccles
Title: Senior Managing Director

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

Jackson National Life Insurance Company

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By	/s/ Brian B. Manczak
Name: Brian B. Manczak
Title: Managing Director

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

Modern Woodmen of America

By	/s/ Brett M. Van
Name: Brett M. Van
Title: Treasurer & Investment Manager

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

American United Life Insurance Company

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: V.P., Fixed Income Securities

The State Life Insurance Company

By:	American United Life Insurance Company
Its:	Agent

By	/s/ David M. Weisenburger
Name: David M. Weisenburger
Title: V.P., Fixed Income Securities

Donaldson Company, Inc.	First Amendment to Note Purchase Agreement

The foregoing is agreed
to as of the date thereof.

United of Omaha Life Insurance Company

By	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: Senior Vice President

Companion Life Insurance Company

By	/s/ Curtis R. Caldwell
Name: Curtis R. Caldwell
Title: An Authorized Signer

Affirmation of Guaranty

The undersigned, as Guarantor under the Subsidiary Guaranty dated as of March 27, 2014 (the “Guaranty”) in favor of the holders from time to time of the Notes issued under that certain Note Purchase Agreement dated as of March 27, 2014 (the “Note Purchase Agreement”) between Donaldson Company, Inc., a Delaware corporation (the “Company”), as supplemented from time to time, and each of the Purchasers identified in Schedule A thereto, hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects after giving effect to the First Amendment to the Note Purchase Agreement dated as of March 9, 2015 (the “First Amendment”) between the Company and the holders which are signatories thereto. The Guarantor confirms and agrees that all references in the Guaranty to the “Note Purchase Agreement” shall hereafter mean and be a reference to the Note Purchase Agreement as amended by the First Amendment.

Dated  March 9, 2015

Donaldson Company, Inc.

By:	/s/ Melissa A. Osland
Name: Melissa A. Osland
Title: Chief Financial Officer